UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SCHRÖDINGER, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 18, 2024

Your **Vote** Counts!

SCHRÖDINGER, INC.

2024 Annual Meeting
June 18, 2024 11:00 AM ET
Virtual Meeting Site: www.virtualshareholdermeeting.com/SDGR2024

Schrödinger

SCHRÖDINGER, INC.
1540 BROADWAY, 24TH FLOOR
NEW YORK, NY 10036

V40037-P06712

You invested in SCHRÖDINGER, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Advance of the Meeting

Vote by June 17, 2024 11:59 PM ET
Visit www.ProxyVote.com

Vote Virtually at the Meeting*

Vote on June 18, 2024 11:00 AM ET
Visit www.virtualshareholdermeeting.com/SDGR2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Class I Directors to serve until the 2027 Annual Meeting of Stockholders.	
	Nominees:	
1a.	Ramy Farid	For
1b.	Gary Ginsberg	For
1c.	Arun Oberoi	For
2.	Approval of an advisory vote on executive compensation.	For
3.	Approval of an amendment to the Schrödinger, Inc. 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 5,000,000 shares.	For
4.	Approval of an amendment to the Schrödinger, Inc. 2020 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder by 413,155 shares.	For
5.	Approval of an amendment to the Schrödinger, Inc. Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	For
6.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V40038-P06712

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 18, 2024

Your **Vote** Counts!

SCHRÖDINGER, INC.

2024 Annual Meeting
June 18, 2024 11:00 AM ET
Virtual Meeting Site: www.virtualshareholdermeeting.com/SDGR2024

Schrödinger

SCHRÖDINGER, INC.
1540 BROADWAY, 24TH FLOOR
NEW YORK, NY 10036

V40039-P06712

You invested in SCHRÖDINGER, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Advance of the Meeting

Vote by June 17, 2024 11:59 PM ET
Visit www.ProxyVote.com

Vote Virtually at the Meeting*

Vote on June 18, 2024 11:00 AM ET
Visit www.virtualshareholdermeeting.com/SDGR2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
2. Approval of an advisory vote on executive compensation.	For
3. Approval of an amendment to the Schrödinger, Inc. 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 5,000,000 shares.	For
4. Approval of an amendment to the Schrödinger, Inc. 2020 Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder by 413,155 shares.	For
5. Approval of an amendment to the Schrödinger, Inc. Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	For
6. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V40040-P06712